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                                                                   EXHIBIT 10(e)

[LOGO OF UNION TRUST COMPANY] Union Trust Company
A First Fidelity Bank

                                             Mortgage, Assignment of Leases, and
                                                   Security Agreement-Commercial
                                                                   (Connecticut)

Record and Return to:
First Fidelity Bank

300 Main Street
---------------------------------

Stamford, CT 06904
---------------------------------

Attn: John R. Riley
---------------------------------

THIS MORTGAGE, ASSIGNMENT OF LEASES AND SECURITY AGREEMENT (this "Mortgage") dated July 6, 1995, is made by STAR STRUCK, INC., having an office at 8 Francis
J. Clark Cir., Bethel, CT (the "Mortgage") in favor of First Fidelity Bank (the "Bank").

A. Liabilities Secured. This Mortgage is executed, acknowledged and delivered by the Mortgagor to secure and enforce the following obligations and liabilities:

    1. Present and Future Liabilities. ANY AND ALL PRESENT AND FUTURE OBLIGATIONS AND INDEBTEDNESS OF EVERY KIND AND DESCRIPTION OF THE MORTGAGOR TO THE BANK AND/OR ANY AFFILIATE (as herein defined) arising out of all sums due under the Loan Documents (as herein defined) in connection with financial accommodations in the principal amount of up to EIGHT HUNDRED THOUSAND AND XX/100 Dollars ($800,000.00) at the interest rate set forth in the Promissory Note attached hereto as Exhibit A and incorporated herein by reference, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs and/or allocated fees and costs of the Bank's in-house legal counsel, that have been or may hereafter be contracted or incurred (collectively, the "Liabilities"); and

    2. Performance; Loan Documents. The performance of all of the terms, covenants, conditions, agreements, obligations and liabilities of the Mortgagor under this Mortgage, and all credit accommodations, loan agreements, notes, and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals or extensions thereof (all of the foregoing collectively referred to as the "Loan Documents").

    The Liabilities secured by this Mortgage were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes.

B. Definitions. As used herein, the following terms shall have the following meanings:

    1. Affiliate. The term "Affiliate" means First Fidelity Bancorporation and any of its direct and indirect affiliates and subsidiaries.

    2. Obligor. The term "Obligor" means the Mortgagor, and each and every maker, endorser, guarantor, or surety of or for the Liabilities.

    3. Uniform Commercial Code. The term "Uniform Commercial Code" means the Uniform Commercial Code in effect from time to time in Connecticut.

C. Grant of Mortgage. To secure the payment and performance of all Liabilities, the Mortgagor hereby mortgages, grants, conveys, gives, bargains, sells, confirms and assigns to the Bank, and grants to the Bank a lien on and a security interest in, all of the land, buildings, improvements, fixtures, equipment, easements, rights, appurtenances, leases, rents, contract rights and all of the following property, whether presently in existence or to come into existence at some future time (collectively, the "Mortgaged Property"):

    1.   Real Property.

         Street Address: 8 Francis J. Clarke Circle
                        ----------------------------------------------------

         Municipality/County/State: Bethel, Fairfield County, Connecticut
                                   -----------------------------------------

         Tax Lot and Block: Map 10, Block 23, Lot 150-31
                           -------------------------------------------------

         Dead Book Volume 527, Page 329
                         ---------------------------------------------------

         as more fully described in the attached Schedule A, together with all buildings, structures and improvements of every kind erected thereon (the "Real Property");

    2. Fixtures; Leases; Estates, etc. All fixtures, machinery, equipment and other articles of real, personal or mixed property attached to, situate or installed in or upon, or used in the operation or maintenance of, the Real Property or any plant or business situated thereon, whether or not such real, personal or mixed property is or shall be affixed to the Real Property, and all replacements, substitutions, accretions and proceeds of the foregoing (collectively, "Fixtures"). All leases, licenses, occupancy agreements or agreements to lease all or any part of the Real Property and all extensions, renewals, amendments, and modifications thereof, and any options, rights of first refusal or guarantees relating thereto (collectively, "Leases"); all rents, income,

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         receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Real Property (collectively, the "Income"); all contract rights, accounts receivable and general intangibles relating to the Real Property or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, all maps, plans, surveys and specifications; all warranties and guaranties; all permits, licenses and approvals; all insurance policies. All estates, rights, tenements, hereditaments, privileges, easements, and appurtenances of any kind benefiting the Real Property; all means of access to and from the Real Property, whether public or private; all water and mineral rights; all rights of the Mortgagor as grantor, declarant or unit owner under any condominium master deed, declaration or by-laws or in any association applicable to the Real Property; and

    3. Proceeds. All "Proceeds" of any of the above-described property, which term shall have the meaning given to it in the Uniform Commercial code and shall additionally include whatever is received upon the use, lease, sale, exchange, collection, or other utilization or any disposition of any of the foregoing property, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory.

D.  Extent and Priority of Lien of Mortgage.

    1. Purchase Money Mortgage. If all or any part of the Liabilities secured by this Mortgage were used in whole or in part to fund the acquisition of all or any part of the Mortgaged Property, this Mortgage shall constitute a purchase money mortgage and shall be entitled to all benefits as such under applicable laws of the state in which the Mortgaged Property is located.

    2. Future Advances. This Mortgage secures all existing and future advances under the Loan Documents; provided, however, that repayment of all future advances shall not extend beyond the date of the original debt as set forth in the Loan Documents. Without limiting anything contained in any provision of this Mortgage, this Mortgage secures the Mortgagor's obligation to repay all advances of principal under the Liabilities made at closing or thereafter and all interest, late charges, fees, and other amounts due under the Liabilities or this Mortgage, and in addition thereto (i) all advances by the Bank to the Mortgagor or any other person to pay costs of erection, construction, alteration, repair, restoration, maintenance and/or completion of any part of the Mortgaged Property, (ii) any and all advances made or costs incurred by the Bank for the payment of taxes, assessments, maintenance charges, insurance premiums, and similar charges with respect to the Mortgaged Property, (iii) any and all costs incurred for the protection of all or any part of the Mortgaged Property or the lien of this Mortgage, and (iv) any and all legal fees, costs, and other expenses incurred by the Bank by reason of any default or otherwise in connection with the Liabilities.

    3. Changes in Mortgage. The Mortgagor and the Bank may agree to change the interest rate and/or the maturity date applicable to the Liabilities, release collateral for the Liabilities or otherwise alter any other term of the Loan Documents; none of such changes shall affect the priority of the lien on this Mortgage.

    4. Defeasance. This Mortgage shall terminate upon indefeasible payment and performance in full of the Liabilities. Thereupon, the Bank shall release the Mortgaged Property and shall execute at the request of the Mortgagor a release of this Mortgage and any other instrument to that effect deemed necessary or desirable.

E. Assignment of Leases. The Mortgagor hereby assigns and pledges to the Bank, as further security for the payment of the Liabilities, all existing and future Leases and Income. The Mortgagor shall, upon demand, deliver to the Bank the original and/or an executed copy of each such Lease. The Mortgagor grants to the Bank the right to (i) enter the Mortgaged Property and collect the Income with or without taking possession of the Mortgaged Property; (ii) with or without legal process, dispossess by usual summary proceeding any tenant defaulting in the performance of its obligations under its lease;
    (iii) let the Mortgaged Property or any part thereof; and (iv) apply the Income to the payment of any charges and expenses of the Mortgaged Property or to the repayment of the Liabilities in such order and amounts as the Bank shall determine in its sole discretion. This assignment shall continue in effect until this Mortgage is paid in full and discharged of record; however, so long as there shall exist no Event of Default (hereinafter defined), the Mortgagor shall have a license to collect the Income as it becomes due, but not prior to the accrual. Without the prior written consent of the Bank, the Mortgagor shall not enter into, or amend, modify or terminate, any Lease of the Mortgaged Property. The Mortgagor shall not collect any of the rent from the Mortgaged Property in advance of the time when the same shall become due under any lease or tenancy arrangement or, in any event, more than one (1) month in advance. The provisions of this Paragraph are for the sole benefit of the Bank and are not for the benefit of any other person or entity.

F. Security Agreement. This Mortgage constitutes a security agreement under the Uniform Commercial Code and shall be deemed to constitute a financing statement. The Mortgagor hereby grants to the Bank a security interest in the personal and other property included in the Mortgaged Property, and all replacements of, substitutions for, and additions to, such property, and the Proceeds thereof. The Mortgagor shall, all the Mortgagor's own expense, execute, deliver, and file any financing or continuation statements or other security agreements the Bank may require from time to time, to perfect, confirm, and maintain the lien of this Mortgage with respect to such property. Without limiting the foregoing, the Mortgagor hereby irrevocably appoints the Bank (and any of its attorneys, officers, employees or agents) as the Mortgagor's true and lawful attorney-in-fact, said appointment being coupled with an interest, with full power of substitution in the name of the Mortgagor, the Bank or otherwise, for the sole use and benefit of the Bank in its sole discretion but at the Mortgagor's expense, to exercise to the extent permitted by law, in its name or in the name of the Mortgagor or otherwise, the powers set forth herein, whether or not any of the Liabilities are due (i) to execute, deliver and/or file financing statements and other agreements for or on behalf of the Mortgagor; (ii) to notify lessees under any Lease of the Bank's interest therein and require such lessees to pay all sums due thereunder to the Bank; and (iii) to correspond and negotiate directly with insurance carriers.

G.  Representations and Covenants.

    1. Payment and Performance. The Mortgagor shall pay and perform promptly as and when due (i) the Liabilities in accordance with their stated terms and conditions; (ii) all obligations and liabilities under any Permitted Encumbrances (hereinafter defined); and (iii) all of its obligations as landlord under the Leases.

    2. Warranty of Title. The Mortgagor warrants to the Bank that the Mortgagor has good and marketable fee simple absolute title to the Mortgaged Property subject only to those exceptions to title which are more particularly described in the title report issued to the Bank and which exceptions are accepted by the Bank in connection with this transaction (the "Permitted Encumbrances"). The Mortgagor hereby covenants that the Mortgagor shall (i) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to the Bank against all lawful claims whatsoever excepting only those claiming under Permitted Encumbrances; and (ii) execute, acknowledge, and deliver all such further documents or assurances, cause to be done all such further acts as may at any time hereafter be required by the Bank to protect fully the lien of this Mortgage and pay all costs related thereto.

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    3.   Insurance. The Mortgagor hereby covenants to obtain and maintain at all times, throughout the xxx of this Mortgage, insurance covering the Mortgaged Property, in such amounts, on such xxx and written by such companies, as the Bank may xxx from time to time, including, but not limited to (i) comprehensive general public liability insurance; (ii) an "All-Risk" policy covering damage due to fire and extended hazard insurance (together with vandalism and malicious mischief endorsements); (iii) if the Mortgaged Property is required or eligible to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, flood insurance; and (iv) business interruption and/or rental loss coverage. Each insurance policy required under this Paragraph shall be written or endorsed so as to (i) contain a standard mortgagee or secured party endorsement, as the case may be, or its equivalent; (ii) make all losses and all returns of unearned premiums payable directly to the Bank, without contribution; (iii) with respect to public liability coverage, name the Bank as an additional insured, as its interest may appear; and (iv) waive all rights of set-off, counterclaim, deduction, or subrogation against the Mortgagor (so as not to interfere with the Bank's rights). Each insurance policy required under this Paragraph shall contain a provision to the effect that such policy shall not be canceled, altered, in any way limited in coverage, or reduced in amount unless the Bank is notified in writing at least thirty (30) days prior to such change. At least thirty (30) days prior to the expiration of any such policy, the Mortgagor shall furnish evidence satisfactory to the Bank that such policy has been renewed, replaced, or is no longer required by this Paragraph, together with proof of payment of any premiums then owing. At the request of the Bank, the Mortgagor shall deliver all original insurance policies to the Bank. The Mortgagor shall not take out any separate or additional insurance with respect to the Mortgaged Property which is contributing in the event of loss, unless it is properly compatible with all of the requirements of this Paragraph.

    4. Taxes and Other Charges. The Mortgagor shall prepare and timely file all federal, state, and local tax returns required to be filed by the Mortgagor and promptly pay and discharge all taxes, assessments, water and sewer rents, and other governmental charges or claims of any kind imposed upon the Mortgagor, the Mortgaged Property, or on any of the Mortgagor's other property before the same shall become in default or become a lien upon such property except for those taxes, assessments, and other governmental charges then being contested in good faith by the Mortgagor by appropriate proceedings and for which the Mortgagor has maintained adequate reserves in the sole judgment of the Bank. The Mortgagor shall submit to the Bank, upon request, an affidavit signed by the Mortgagor certifying that all federal, state, and local tax returns have been filed to date and all real property taxes, assessments, and other governmental charges with respect to the Mortgagor's properties have been paid to date.

    5. Tax Escrows. The Mortgagor shall, if requested by the Bank, pay to the Bank at the time of each installment of principal and interest due under any of the Loan Documents, one twelfth (1/12) of the annual taxes and assessments levied or assessed against the Mortgaged Property, as estimated by the Bank, from time to time, unless the Mortgagor demonstrates to the Bank that it is paying such taxes and assessments to a holder of a prior Permitted Encumbrance. Such payment shall be held by the Bank to be used by the Bank in payment of such taxes and assessments. If such escrow funds are not sufficient to pay such taxes and assessments, as the same become payable, the Mortgagor shall pay to the Bank, upon request, such additional amounts as the Bank shall estimate to be sufficient to make up any such deficiency. No amount paid to the Bank hereunder shall be deemed to be trust funds but may be commingled with general funds of the Bank, and no interest shall be payable thereon. If the Mortgagor is not required to pay such tax escrows pursuant to this Section, the Mortgagor shall provide to the Bank, not later than the last date such payment is due and payable without interest or penalty, official receipted tax bills, canceled checks, or other satisfactory to the Bank evidencing that such taxes and assessments have been paid in a timely manner.

    6. Transfer of Title. Without the prior written consent of the Bank in each instance, which consent may be given or withheld in the Bank's sole discretion, the Mortgagor shall not voluntarily or involuntarily cause or permit, any transfer of the Mortgaged Property or any portion thereof, whether voluntary, involuntary, by operation of law, or otherwise, nor shall the Mortgagor enter into any agreement or transaction to transfer, or accomplish in form or substance a transfer, of the Mortgaged Property. A "transfer" of the Mortgaged Property includes (i) the direct or indirect sale, transfer or conveyance of the Mortgaged Property or any portion thereof or interest therein; (ii) the execution of an installment sale contract or similar instrument affecting all or a portion of the Mortgaged Property; (iii) the transfer (whether in one transaction or a series of transactions) of stock, partnership or other ownership interests constituting a controlling interest in the Mortgagor (if the Mortgagor is a partnership, joint venture or corporation); and (iv) a lease or leases which, separately or in the aggregate, cover cumulatively more than twenty percent (20%) of the usable space on the Mortgaged Property.

    7. No Liens; Removal of Fixtures. At no time during the term of this Mortgage shall the Mortgagor create or suffer to exist any mortgage, lien, security interest, encumbrance, attachment, levy, distraint, or other judicial process or burden of any kind on the Mortgaged Property or any part thereof, whether superior or inferior to the lien of this Mortgage, without the prior written consent of the Bank, which consent may be given or withheld in the Bank's sole discretion. The Mortgagor shall not remove or suffer to be removed from the Mortgaged Property any fixtures presently or in the future located on the Mortgaged Property (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value).

    8. Maintenance and Repair; Compliance with Laws. The Mortgaged Property shall, at the Mortgagor's own cost and expense, be kept and maintained in good repair, working order, and condition, and in compliance with all applicable laws, ordinances, codes, rules and regulations (collectively, "Legal Requirements") of any federal, state or local governmental entity or authority having jurisdiction (collectively, "Governmental Authorities"). The Mortgagor agrees to comply, and to cause its tenants to comply with all Legal Requirements made or promulgated by any Governmental Authority now or hereafter applicable to the Mortgaged Property. The Mortgagor shall from time to time make, or cause to be made, all necessary and proper repairs and replacements required under Legal Requirements, the Leases, or otherwise required to keep the Mortgaged Property in good condition and the Mortgagor shall abstain from and shall not permit the commission of waste on or about the Mortgaged Property. The Mortgagor shall not remove, demolish, materially alter, or discontinue the use of the Mortgaged Property, or permit the Mortgaged Property to become vacant, deserted, or unguarded. The Bank shall have the right, but not the obligation, to enter upon and inspect the Mortgaged Property at any reasonable hour.

    9. Damage, Destruction and Condemnation. If all or any part of the Mortgaged Property shall be partially or totally damaged or destroyed, or if title to or the use of the whole or any part of the Mortgaged Property shall be taken or condemned by a competent authority for any public use or purpose, then (i) there shall be no abatement or reduction in the amounts payable by the Mortgagor under the Loan Documents, and the Mortgagor shall continue to be obligated to make such payments; (ii) the Mortgagor shall immediately give notice thereof to the Bank in accordance with the terms of this Mortgage; (iii) the Mortgagor hereby authorizes and directs any affected insurance company or condemning authority to make payment of such proceeds directly to the Bank as its interest appears; and (iv) the Mortgagor hereby authorizes and empowers the Bank to settle, adjust or compromise, any claims for loss, damage,

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         destruction to or condemnation of the Mortgaged Property. The Mortgagor shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. The Mortgagor shall, at its sole cost and expense, diligently prosecute any condemnation proceeding and shall consult with the Bank, its attorneys, and experts and cooperate with it in the defense of any such proceedings. The Bank shall have the right, in any condemnation proceedings, to do or refrain from doing whatever it deems necessary or convenient. The Mortgagor shall have no claim against the insurance proceeds and/or condemnation proceeds, or be entitled to any portion thereof, and all rights to insurance and/or condemnation proceeds are hereby assigned to the Bank to the extent of the Liabilities as remain unpaid. The Bank shall have the option, in its sole discretion, of paying or applying all or any part of the insurance proceeds and/or condemnation proceeds payable to the Bank hereunder to (i) reduction of the Liabilities; (ii) restoration, replacement and rebuilding of the Mortgaged Property; or (iii) payment to the Mortgagor.

    10.  Required Notices. The Mortgagor shall immediately notify the Bank of
         (i) the receipt of notice from any Governmental Authority relating to the Mortgaged Property or alleging a violation of Legal Requirements;
         (ii) a substantial change in the occupancy or use of all or any part of the Mortgaged Property; (iii) the receipt of any notice from the holder of any Permitted Encumbrance; (iv) the commencement of any litigation affecting or potentially affecting in a material and adverse way the financial condition of the Mortgagor or the value of the Mortgaged Property; or (v) the discovery, discharge or release for which the Mortgagor is or may be responsible under Applicable Environmental Laws (hereinafter defined).

    11. Financial Statements. The Mortgagor shall keep and maintain complete and accurate books and records and shall permit representatives and/or agents of the Bank to examine and audit the Mortgagor's (and its parent's and subsidiaries', if applicable) books, records and financial information and to inspect the Mortgagor's facilities and properties. The Mortgagor shall provide to the Bank not later than ninety (90) days after the end of each fiscal year of the Mortgagor, financial information, in form and substance acceptable to the Bank, for the immediately preceding fiscal year and such other information respecting the operations, financial or otherwise, of the Mortgagor, as the Bank may from time to time reasonably request. The Mortgagor shall prepare and timely file all federal, state and local tax returns required to be filed by the Mortgagor and shall submit to the Bank a copy of its federal tax return immediately after filing same with the Internal Revenue Service. The Mortgagor shall furnish to the Bank, at its request, certified rent rolls and leases, as applicable, with respect to the Mortgaged Property within ninety (90) days after the end of each fiscal year.

H.  Environmental Representations and Covenants.
    1.   Applicable Environmental Laws.

         a. The term "Applicable Environmental Laws" means (i) all Legal Requirements of any Governmental Authority pertaining to the preservation or enhancement of the quality of the environment or regulating or restricting the use, transfer, storage, disposal, release, discharge, production or remediation of any substance or material deemed by such Governmental Authority to be hazardous to the environment; (ii) any and all laws, regulations, and executive orders, whether federal, state or local, pertaining to environmental matters, as the same may now exist or hereafter exist or be amended or supplemented from time to time. Any terms mentioned in this Mortgage which are defined in any Applicable Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

         b. The Mortgagor represents and warrants that (i) neither the Mortgagor nor the Mortgaged Property are in violation of any Applicable Environmental Law, or subject to any existing, pending, or threatened investigation or inquiry by any Governmental Authority pertaining to an alleged violation of any Applicable Environmental Law; and (ii) the Mortgaged Property is not subject to the provisions of Title 22a "Environmental Protection" of the Connecticut General Statutes, including, particularly, Sections 22a-448 through 22a-457 of the Connecticut General Statutes, or any rules, regulations or executive orders issued thereunder, or any amendments or successor statutes thereto (collectively, "EPS"), except as disclosed in writing to the Bank.

    2. Covenants. The Mortgagor shall not cause or permit the Mortgaged Property to be in violation of, or do anything which would subject the Mortgagor or the Mortgaged Property to any remedial obligations under any Applicable Environmental Law, and shall promptly notify the Bank in writing of any existing, pending, or threatened investigation or inquiry by any Governmental Authority in connection with any Applicable Environmental Law:

         a. The Mortgagor shall immediately take all steps necessary to determine whether hazardous materials have been disposed of or otherwise released or discharged on, from or affecting the Mortgaged Property;

         b. The Mortgagor will not install, or permit in the Mortgaged Property any substance deemed hazardous by federal or state regulations. If any such materials are found to be present in the Mortgaged Property, the Mortgagor agrees to remove the same promptly upon discovery at its sole cost and expense;

         c. The Mortgagor shall duly file or cause to be duly filed with all Governmental Authorities having jurisdiction such reports and/or information returns as may be required or appropriate under all Applicable Environmental Laws;

         d. If any lien or judgment shall be filed with respect to the Mortgaged Property arising from a violation of Applicable Environmental Laws, then the Mortgagor shall, within thirty (30) days from the date that the Mortgagor is given notice of such lien or judgment (or within such shorter period of time if any Governmental Authority has commenced steps to have the Mortgaged Property sold), pay the claim and remove the lien from the Mortgaged Property;

         e. If there shall occur any releasing, spilling, leaking, pumping, pouring, emitting, emptying, or dumping of hazardous materials on, from or affecting the Mortgaged Property, or otherwise caused or permitted by the Mortgagor in violation of Applicable Environmental Laws, the Mortgagor shall promptly clean it up in accordance with the provisions of all Applicable Environmental Laws and to the satisfaction of the Bank;

         f. If required by the Bank, the Mortgagor shall obtain a policy of environmental liability insurance insuring the Mortgaged Property in such amounts and with a carrier reasonably satisfactory to the Bank, such policy to conform with the requirements of Paragraph G.3; and

         g. The Mortgagor shall not, without the Bank's prior written consent, enter into a Lease where the lessee would be subject to EPS.

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    3.   Right to Inspect and Cure. The Bank shall have the right to conduct or have conducted by its agents contractors such environmental inspections, audits, and testing as the Bank shall deem necessary or advisable from time to time at the sole cost and expense of the Mortgagor. The cost of such tests shall be added to the Liabilities and shall be secured by this Mortgage. If the Mortgagor fails to comply with any Applicable Environmental Law, then the Bank may, at its sole discretion, in addition to any of its other remedies under this Mortgage, cause the Mortgaged Property to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage and shall bear interest at the Default Rate (hereafter defined).

I. Indemnification. The Mortgagor hereby agrees to and does hereby indemnify, protect, defend, and hold harmless the Bank, and any entity which "controls" the Bank, within the meaning of Section 15 of the Securities Act of 1933, as amended, any member, officer, director, official, agent, employee, or attorney of the Bank, and their respective heirs, successors, and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses, or liabilities of any kind or nature, and from any suits, claims, or demands, including counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents or the transactions contemplated therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of the Indemnified Parties). In case any action shall be brought against the Bank or any other Indemnified Party in respect to which indemnity may be sought against the Mortgagor, the Bank or such other Indemnified Party shall promptly notify the Mortgagor; provided however, that the failure to so notify the Mortgagor shall not relieve the Mortgagor of any liability it may have under these indemnification provisions or from any liability which it may otherwise have to the Bank or such other Indemnified Party. Promptly following such notification, the Mortgagor shall assume the defense thereof, including the employment of counsel selected by the Mortgagor and satisfactory to the Bank or such other Indemnified Party, and the payment of all costs and expenses relating thereto. The Bank shall have the right, at its sole option, but at the Mortgagor's sole cost and expense, to employ separate counsel in any such action and to participate in the defense thereof. The Mortgagor shall not be liable for any settlement of any such action unless the Mortgagor consents, which consent shall be reasonably given, but if settled with the Mortgagor's consent, or if there be a final judgment for the claimant in any such action, the Mortgagor agrees to indemnify and hold harmless the Bank from and against any loss or liability by reason of such settlement or judgment. The provisions of this Section shall survive the repayment of the Liabilities.

J. No Release; No Waiver. Any extension of the time for payment, or any modification of the amortization of the sums secured by this Mortgage or any release of any Obligor or all or any part of the Mortgaged Property, granted by the Bank to the Mortgagor or any other Obligor shall not operate to release the liability of the Mortgagor, any other Obligor under the terms of the Loan Documents or this Mortgage or any other collateral for the Liabilities. Any forbearance by the Bank in exercising any right or remedy hereunder or otherwise afforded by applicable law shall not be a waiver of, or preclude the exercise of, any right or remedy.

K. Events of Default. The occurrence of any one of the following shall constitute an event of default ("Event of Default") under this Mortgage:

    1. Breach. A breach by the Mortgagor or any other Obligor of any term, obligation, provision, covenant, representation or warranty, arising under (i) this Mortgage or any other Loan Document, including, without limitation, failure to make any payment when due; (ii) any present or future agreement with or in favor of the Bank and/or any Affiliate, including the failure to make any payment when due; or (iii) any present or future agreement or instrument for borrowed money or other financial accommodations with any person or entity;

    2. Bankruptcy; Insolvency. (i) The Mortgagor or any other Obligor commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state, or local statute, or any dissolution or liquidation proceeding, or makes a general assignment for the benefit of creditors, or takes any action for the purpose of effecting any of the foregoing; (ii) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state or local statute, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of the Mortgagor or any other Obligor or an order for relief is entered in any such proceeding; (iii) the appointment, or the filing of a petition seeking the appointment, of a custodian, receiver, trustee, or liquidator for the Mortgagor or any other Obligor or any of its property, or the taking of possession of any part of the property of the Mortgagor or any other Obligor at the instance of any governmental authority; or (iv) the Mortgagor or any other Obligor becomes insolvent (however defined), is generally not paying its debts as they become due, or has suspended transaction of its usual business;

    3. Death; Reorganization. The death, dissolution, merger, consolidation, or reorganization of the Mortgagor or any other Obligor;

    4. Material Misstatement. Any statement, representation or warranty made in or pursuant to this Mortgage or any other Loan Document or to induce the Bank to accept this Mortgage or to enter into or accept any other Loan Document shall prove to be untrue or misleading in any material respect;

    5. Additional Debt; Granting of Security Interest. The Mortgagor or any other Obligor (i) incurs or assumes additional debt other than debt incurred for normal consumer purposes, debt to the Bank and/or an Affiliate and/or trade debt in the ordinary course of its business; or
         (ii) creates, permits or grants any lien or security interest in any of its property on which the Bank has a lien and/or security interest;

    6. Entry of Judgment. The filing, entry, or issuance of any judgment, execution, garnishment, attachment, distraint, or lien against the Mortgagor or any other Obligor or its property; the entry of any order enjoining or restraining the Mortgagor or any other Obligor and/or restraining or seizing any property of the Mortgagor or any other Obligor; or

    7. Transfer of Assets. The Mortgagor transfers all or any part of the Mortgaged Property or the Mortgagor or any other Obligor transfers or sells all or substantially all of its assets, without the prior written consent of the Bank.

L.  Remedies. Upon and following the occurrence of an Event of Default:

    1. Advances. The Bank shall have the right, at its election, but not the obligation, to make any payment or expenditure and to take any action which the Mortgagor should have made or taken or which the Bank deems advisable to protect the security of this Mortgage or the Mortgaged Property. Such action shall be without prejudice to any of the Bank's rights or remedies available under this Mortgage or the other Loan Documents or otherwise at law or in equity. All such sums, as well as costs and expenses, advanced by the Bank shall be immediately due from the Mortgagor to the Bank, shall become part of the Liabilities secured by this Mortgage and the other Loan Documents, and shall bear interest (including after any judgment obtained on account of any of the

                                    5 of 12

         Liabilities) at the applicable rate provided the Loan Documents in effect after maturity or default the "Default Rate") until repayment in full to the Bank. The Mortgagor agrees that all of the Liabilities and other obligations of the Mortgagor to the Bank under the Loan Documents, including, without limitation, obligations to reimburse the Bank for advances, shall survive the entry of any judgment lien on account of the Liabilities or any judgment in mortgage foreclosure, whether such obligations arise before or after the entry of judgment;

    2. Other Remedies. The Bank shall have the right, at its election, to take any one or more of the following actions: (i) to declare all the Liabilities secured by this Mortgage to be immediately due and payable (except that upon the occurrence of any Event of Default described in Paragraph K.2., such Liabilities shall automatically be due and payable without notice or demand); (ii) to obtain judgment for the Liabilities together with interest after such judgment at the Default Rate until payment in full is received by the Bank and to obtain execution upon the Mortgaged Property or other property of the Mortgagor on account of such judgment; (iii) to obtain possession of the Mortgaged Property and (with or without obtaining possession) to enforce the Leases, collect the Income and rent the Mortgaged Property, either in its name or in the name of the owner, and apply the income and rents, at the Bank's option, to the payment of any charges and expenses of the Mortgaged Property in such order and amounts as the Bank in its sole discretion may determine, being accountable only for such rents and profits collected by it while in possession; (iv) to foreclose this Mortgage;
         (v) to obtain appointment of a receiver of the Mortgaged Property without the necessity of proving either inadequacy of the security or insolvency of the Mortgagor or any other Obligor, and the Mortgagor and each such person waive such proof and consent to the appointment of such receiver; (vi) to apply on account of the Liabilities, in any order and amounts as the Bank may determine and whether or not a deficiency action shall have been instituted, any unexpended money still retained by the Bank that was paid by the Mortgagor to the Bank for the payment of, or as security for the payment of, taxes, assessments, municipal or governmental rates, charges, impositions, liens, water or sewer rents, or insurance premiums, if any, or in order to secure the performance of some act by the Mortgagor; (vii) to collect from the Mortgagor monthly, in advance, so long as the Mortgagor remains in possession of all or any part of the Mortgaged Property, the fair and reasonable market value for the Mortgagor's use and occupation of the Mortgaged Property; and/or (viii) to exercise all rights of a secured party under the Uniform Commercial Code;

    3. Uniform Commercial Code Disposition. With respect to that portion of the Mortgaged Property governed by the Uniform Commercial Code, the Bank shall have the right, upon five (5) calendar days' prior written notice to the Mortgagor (or one (1) day notice by telephone with respect to Mortgaged Property that is perishable or threatens to decline rapidly in value), which the Mortgagor hereby acknowledges to be sufficient, commercially reasonable and proper, to sell, lease or otherwise dispose of any or all of the Mortgaged Property at any time and from time to time at public or private sale, with or without advertisement thereof, and apply the proceeds of any such sale first to the Bank's expenses in preparing the Mortgaged Property for sale (including reasonable attorneys' fees) and second to the complete satisfaction of the Liabilities. The Mortgagor waives the benefit of any marshaling doctrine with respect to the Bank's exercise of its rights hereunder. The Mortgagor grants a royalty-free license to the Bank for all patents, service marks, trademarks, tradenames, copyrights, computer programs and other intellectual property and proprietary rights to permit the Bank to exercise all rights granted to the Bank under this Section. The Bank or anyone else may be the purchaser of any or all of the Mortgaged Property so sold and thereafter hold such Mortgaged Property absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of the Mortgagor, any such notice, right and/or equity of redemption being hereby expressly waived and released;

    4. No Marshalling. In the event of a foreclosure or other judicial sale of the Mortgaged Property, the Mortgaged Property may be sold in one or several parcels in any order the Bank, in its sole discretion, may determine and without regard to principles of marshalling;

    5. Remedies Cumulative; No Waiver. The rights, powers and remedies hereunder and under the other Loan Documents are cumulative and concurrent, and are not exclusive of any other rights, powers or remedies available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy; and

    6. Continuing Enforcement of the Loan Documents. If, after receipt of any payment of all or any part of the Liabilities, the Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Mortgage and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this Paragraph shall survive the termination of this Mortgage and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Liabilities, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which the Bank may have taken in reliance upon its receipt of such payment.

M.  Miscellaneous.

    1. Notices. Notices and communications under this Mortgage shall be in writing and shall be given by (i) hand-delivery, (ii) first class mail (postage prepaid), or (iii) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Mortgage. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand-delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

    2. Costs, Expenses and Professional Fees. Whether or not the transactions contemplated by this Mortgage or any of the other Loan Documents are fully consummated, the Mortgagor shall promptly pay (or reimburse, as the Bank may elect) all costs and expenses which the Bank has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, protection of the Mortgaged Property, administration and enforcement of this Mortgage or any of the other Loan Documents, including, without limitation, the commencement and prosecution of a foreclosure action, the collection of all amounts due under the Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Loan Documents. Such costs and expenses shall include, without limitation, the fees and disbursements of counsel to the Bank (including the Bank's in-house counsel), the costs of appraisals, searches of public records, costs of filing and recording documents with public offices, internal and/or external audit and/or examination fees and costs, stamp, excise and other taxes, the fees of the Bank's accountants, consultants or other professionals, costs and expenses from any actual or attempted sale of all or any part of the Mortgaged Property, and for the care and preparation for sale of the Mortgaged Property (including insurance costs) and defending and asserting the rights and claims of the Bank in respect thereof, by litigation or otherwise. The Mortgagor's reimbursement obligations under this Paragraph shall survive any termination of the Loan Documents.

    3. Governing Law. This Mortgage shall be construed in accordance with and governed by the substantive laws of the State of Connecticut without reference to conflict of laws principles.

                                    6 of 12

    4. Integration; Amendment. This Mortgage and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all xxx negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Mortgage, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

    5. Successors and Assigns. This Mortgage (i) shall be binding upon the Mortgagor and the Bank and, where applicable, their respective heirs, executors, administrators, successors and assigns; and (ii) shall inure to the benefit of the Mortgage and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the Mortgagor may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Mortgagor shall be void and of no effect with respect to the Bank. The Bank may from time to time sell or assign, in whole or in part, or grant participations in some or all of the Loan Documents and/or the obligations evidenced thereby. The Mortgagor authorizes the Bank to provide information concerning the Mortgagor to any prospective purchaser, assignee or participant.

    6. Severability and Consistency. The illegality, unenforceability or inconsistency of any provision of this Mortgage or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Mortgage or any instrument or agreement required hereunder. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of any Loan Document. The Mortgagor agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

    7. Consent to Jurisdiction and Service of Process. The Mortgagor irrevocably appoints each and every owner, partner and/or officer of the Mortgagor as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Mortgage or any of the other Loan Documents. If service of process cannot be delivered to the Mortgagor as specified by statute, the Mortgagor agrees that, with court approval, it may be served by regular or certified mail at the address set forth herein. The Mortgagor hereby consents and agrees that (i) any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut by service of process on any such owner, partner and/or officer; and (ii) the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the Mortgagor and all collateral for the Liabilities. The Mortgagor agrees that any action brought by the Mortgagor shall be commenced and maintained only in a court in the federal judicial district or county in which the Bank has its principal place of business in Connecticut.

    8. Joint and Several Liability. In the event that the Mortgagor consists of more than one person or entity, the Liabilities of each such person or entity shall be joint and several and the word "Mortgagor" means each of them, any of them and/or all of them.

    9.   Judicial Proceedings; Waivers.

         THE MORTGAGOR AND THE BANK ACKNOWLEDGE AND AGREE THAT (i) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE MORTGAGOR OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE MORTGAGOR, ON OR WITH RESPECT TO THIS MORTGAGE, ANY OTHER LOAN DOCUMENT, THE MORTGAGED PROPERTY OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY;
         (ii) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (iii) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS MORTGAGE AND THE BANK WOULD NOT EXTEND CREDIT TO THE MORTGAGOR IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS MORTGAGE.

                                    7 of 12

    10.  Prejudgment Remedies.

         THE MORTGAGOR AND ANY ENDORSER, SURETY AND GUARANTOR HEREBY ACKNOWLEDGES THAT THIS MORTGAGE CONSTITUTES A COMMERCIAL TRANSACTION. PURSUANT TO SECTION 52-278F OF THE CONNECTICUT GENERAL STATUES, THE MORTGAGOR HEREBY WAIVES AND RELINQUISHES ALL RIGHTS TO NOTICE AND HEARING AS PROVIDED IN SECTIONS 52-278A THROUGH 52-278G OF SAID CONNECTICUT GENERAL STATUTES PRIOR TO THE SECURING OF ANY PREJUDGMENT REMEDY AGAINST THE MORTGAGOR IN CONNECTION WITH THE LIABILITIES OR ANY OF THE INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

IN WITNESS WHEREOF, the Mortgagor, intending to be legally bound hereby, has executed and sealed this Mortgage, on the day and year first above written.

WITNESSES:

_____________________________________   _____________________________________
Name:                                   Name:
Address: ____________________________   Address: ____________________________

         ____________________________            ____________________________

_____________________________________
Name:
Address: ____________________________

         ____________________________

WITNESSES:

_____________________________________   _____________________________________
Name:                                   Name:

Address: ____________________________   Address: ____________________________

         ____________________________            ____________________________

_____________________________________

WITNESSES:                              STAR STRUCK, INC.
                                        Corporation or Partnership Name

/s/ Thomas A. Banahan                   /s/ Kenneth Karlan
_____________________________________   _____________________________________
Name: Thomas A. Banahan                 Name: Kenneth Karlan, President

Address: ____________________________   Address: ____________________________

         ____________________________            ____________________________

/s/ Alexander Breiner
_____________________________________            (Corporate Seal)
Name: Alexander Breiner

Address: ____________________________

         ____________________________

                                    8 of 12

                          INDIVIDUAL ACKNOWLEDGEMENT

STATE OF CONNECTICUT  )
                      )  SS.:
COUNTY OF             )

I CERTIFY that on _____________, 19____, ________________________ personally appeared before me, who I am satisfied to be the person(s) who signed the foregoing instrument, and acknowledged that he/she/they executed the same as his/her/their own act.
                                        _____________________________________

                                        Name: _______________________________

                                        Title: ______________________________

          PARTNERSHIP ACKNOWLEDGEMENT (Non-Corporate General Partner)

STATE OF CONNECTICUT  )
                      )  SS.:
COUNTY OF             )

I CERTIFY that on ________________, 19____, _______________________________, the
general partner of ______________________________, a __________________________
general/limited partnership, personally appeared before me, who I am satisfied to be the person who signed the foregoing instrument, and acknowledged that he/she was authorized to execute the same as the act of said partnership.

                                        _____________________________________

                                        Name: _______________________________

                                        Title: ______________________________

            PARTNERSHIP ACKNOWLEDGEMENT (Corporate General Partner)

STATE OF CONNECTICUT  )
                      )  SS.:
COUNTY OF             )

I CERTIFY that on ________________, 19____, __________________________, the
___________________________ of ___________________________, a _________________
corporation, the general partner of ________________, a general/limited partnership, personally appeared before me, who I am satisfied to be the person who signed the foregoing instrument, and acknowledged that he/she was authorized to execute the same as the act of said partnership.

                                        _____________________________________

                                        Name: _______________________________

                                        Title: ______________________________

                                    9 of 12

                           CORPORATE ACKNOWLEDGEMENT

STATE OF CONNECTICUT   )
                       )   SS: STAMFORD
COUNTY OF FAIRFIELD    )

I CERTIFY that on July 6, 1995, Kenneth Karlan, the President of STAR STRUCK,
                 -------    --  --------------      ---------    ------------
INC., a Connection corporation, personally appeared before me, who I am
----    ----------
satisfied to be the person who signed the foregoing instrument, and acknowledged that he/she was authorized to execute the same as the act of said corporation.


                                                /s/ Alexander Breiner
                                        ________________________________________

                                               Alexander Breiner
                                        Name: __________________________________

                                              Commissioner of the Superior Court
                                        Title: _________________________________

                                   10 of 12

                                  Schedule A
    to Mortgage, Assignment of Leases, and Security Agreement - Commercial
                              dated July 6, 1995,
                                 ------    --
                     by the Mortgagor in favor of the Bank


               (Attach legal description or mortgaged property)

                                   11 of 12

                                  SCHEDULE A
                                 (Description)

All that certain piece or parcel of land, located in the Town of Bethel, County of Fairfield and State of Connecticut, shown and designated as Lot No. 28 on a certain map entitled, "Town of Bethel, Connecticut, Francis J. Clarke Industrial Park, Subdivision Plan, Prepared for Bethel Economic Development Commission by Lord-Wood, Larson Assoc., Inc., Engineers & Planners, Kasper Assoc., Surveyors and Engineers, Dated July 9, 1984, Revised October 9, 1984, Scale 1" = 100'," which map is certified by Paul F. Varko, L.S. No. 11627 and which map was filed in the Land Records of the Town of Bethel on October 24, 1984, in Map File No. 18, Map Nos. 172, 173 and 174.

Together with the right to pass and repass for all purposes over the roads as shown on the above map to and from Route 53.

Said premises are further described as follows:

All that piece or parcel of land as shown on a map entitled, "PLOT PLAN, LOT NO. 28, FRANCIS J. CLARKE CIRCLE, BETHEL, CONNECTICUT, SCALE 1" = 40', DATED 5/27/87 BY KASPER ASSOCIATES, JAMES J. KENNY CONN. L.S. LIC. #7027."

Commencing at a point said point being the northeasterly corner of the parcel herein described said point being the northwesterly corner of other lands of the Town of Bethel said point also being on the southerly street-line of Francis J. Clarke Circle;

Thence South 30 deg. 19 min. 56 sec. West bounded southeasterly by other land of the Town of Bethel a distance of 332.98 feet to a point;

Thence North 89 deg. 42 min. 04 sec. West bounded southwesterly by Lot No. 30 a distance of 199.93 feet to a point;

Thence North 09 deg. 49 min. 51 sec. East bounded northwesterly by Lot No. 29 a distance of 455.63 feet to a point;

Thence by a curve to the right along the southerly streetline of Francis J. Clarke Circle having a radius of 270.00 feet and an arc length of 125.13 feet to a point of tangency;

Thence South 53 deg. 36 min. 56 sec. East along the southerly streetline of Francis J. Clarke Circle a distance of 124.12 feet to a point of curvature;

Thence by a curve to the left along the southerly streetline of Francis J. Clarke Circle having a radius of 290.00 feet and an arc length of 86.60 feet to the point and place of commencement.

Said above parcel contains 2.344 acres, more or less.


                                   Exhibit A
                                Promissory Note

                                   12 of 12

                                   EXHIBIT A
                                   ---------

                                           Term Note with Agreement - Commercial
                                                                   (Connecticut)

                                             Obligor #__________________________

                                             Obligation #_______________________


BORROWER: STAR STRUCK, INC.                                Stamford, Connecticut

$800,000.00                                                         July 6, 1995

FOR VALUE RECEIVED, and intending to be legally bound hereby, the Borrower, jointly and severally and unconditionally promises(s) to pay to the order of FIRST FIDELITY BANK (the "Bank") the principal sum of EIGHT HUNDRED THOUSAND AND XX/100 DOLLARS ($800,000.00) (the "Loan"), together with interest thereon in accordance with the payment provisions hereinafter set forth.

A.  Terms of Note.

    1. Payment of Principal. The principal balance hereunder shall be paid in ninety-six (96) consecutive monthly installments in the amount of THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 Dollars ($3,333.33) each, commencing on August 1, 1995 and continuing on the same day of each consecutive period thereafter, with a final installment in the amount of the remaining unpaid principal balance outstanding hereunder due and payable on July 6, 2003 (the "Maturity Date"). The Borrower acknowledges that if all 96 regular monthly payments of principal and interest are timely made, a balloon payment of principal in the amount of $480,000.32 would be due on the Maturity Date as the final installment.

    2. Interest Payments. The Borrower agrees to pay to the Bank, together with each principal payment as set forth in the preceding paragraph, interest, in arrears, on the outstanding principal balance hereunder until the entire principal balance hereunder, together with accrued, unpaid interest thereon is paid in full. Interest on the outstanding principal balance hereunder shall accrue at (i) the Bank's Base Rate plus three-quarters percent (3/4%) per annum. The applicable interest rate will change automatically and immediately as of the date of any change in the Bank's Base Rate, without notice to Borrower or any guarantor.

    3. Computation of Interest. Interest charged hereunder shall be computed daily on the basis of a 360 day year for the actual number of days elapsed.

    4. Payment Terms. All payments made hereunder shall be made on the due date thereof, in immediately available funds and in lawful currency of the United States of America. All payments made hereunder shall be made to the Bank at its offices set forth in this Note or at such other address as the Bank shall notify Borrower of in writing.

    5. Incorporation by Reference. This Note is the note referred to in that certain Loan Agreement dated July 6, 1995, between the Bank and the Borrower (together with any exhibits, amendments and modifications thereto in effect from time to time, the "Loan Agreement") and is subject to the terms and conditions thereof, which terms and conditions are incorporated herein including, without limitation, terms pertaining to payment, definitions, representations, warranties, covenants, events of default, remedies and miscellaneous terms. Any capitalized term used herein without definition shall have the meaning set forth in the Loan Agreement.

    6. Debiting of Account. The Borrower agrees to maintain an account (the "Account") at the Bank continuously until the Liabilities due hereunder are paid in full. The Bank may, and the Borrower authorizes the Bank to debit the Account for the amount of any payment as and when such payment becomes due hereunder. The foregoing rights of the Bank to debit the Borrower's accounts shall be in addition to, and not in limitation of, any rights of set-off which the Bank may have hereunder or under any Loan Document nor shall the rights hereunder limit the Bank's recourse to any particular source of funds or monies.

    7. Late Charge. If any payment is not paid in full when the same is due, the Borrower shall pay the Bank a fee on such unpaid amount equal to five percent (5%) of such amount.

    8. Default Rate. At the Bank's option, interest will be assessed on any principal which remains unpaid at the maturity of this Note, whether by acceleration or otherwise, or upon the occurrence of an Event of Default, at a rate which is four percent (4%) higher than the rate otherwise charged hereunder (the "Default Rate") provided that at no time shall the Default Rate exceed the highest rate of interest allowed by law. Such Default Rate of interest shall also be charged during any period of time after the entry of a judgment with respect to this Note.

    9. Prepayment. If interest hereunder accrues at a floating rate, prepayment of principal may be made at any time without prepayment penalty or premium. If interest hereunder accrues at a fixed rate, the Loan may be prepaid, in whole or in part, at any time, provided, that any prepayment (whether in whole or in part and whether made

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

voluntarily or because of acceleration) will also be accompanied by (i) all accrued and unpaid interest on the Loan and all other fees, expenses, and other sums due and owing hereunder, and (ii) an amount equal to the amount described in Exhibit B to the Loan Agreement (the "Make Whole Premium"), or, if no amount is listed in Exhibit B thereto, then the Make Whole Premium shall be determined by the Bank, in its sole discretion in accordance with normal banking practices. The Bank's determination of the Make Whole Premium shall be conclusive and binding, absent manifest error. All payments received on this Note may be applied in such order as the Bank in its sole discretion shall determine.

    10. Prejudgment Remedies. The Borrower and any endorser, surety and guarantor hereby acknowledges that this Loan constitutes a commercial transaction. Pursuant to Section 52-278f of the Connecticut General Statutes, the Borrower hereby waives and relinquishes all rights to notice and hearing as provided in Sections 52-278a through 52-278g of said Connecticut General Statutes prior to the securing of any prejudgment remedy against the Borrower in connection with the Liabilities or any of the instruments or documents executed in connection herewith.

IN WITNESS WHEREOF, the Borrower has duly executed and delivered to the Bank this Note, as of the day and year first above written.

                                        STAR STRUCK, INC.

                                        By: __________________________________
                                            Name:
                                            Title:

                                        Address: _____________________________

                                                 _____________________________


FIRST FIDELITY BANK

Address: 300 Main Street
         Stamford, Connecticut 06904

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